UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Soliciting Material Pursuant to Section 240.14a-12

CONSTELLATION ALPHA CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

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CONSTELLATION ALPHA CAPITAL CORP.
Emerald View, Suite 400
2054 Vista Parkway
West Palm Beach, FL 33411
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 21, 2019
To the Shareholders of Constellation Alpha Capital Corp.:
You are cordially invited to attend the special meeting in lieu of the 2019 annual general meeting (the “special meeting”) of shareholders of Constellation Alpha Capital Corp. (“CNAC,” “Company,” “we,” “us” or “our”) to be held on March 21, 2019 at 10:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:
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a proposal to amend (the “Extension Amendment”) CNAC’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which CNAC has to consummate a business combination (the “Extension”) for an additional six months, from March 23, 2019 to September 23, 2019 (the “Extended Date”) by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Amended and Restated Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the proxy statement;

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a proposal to re-elect (the “Director Proposal”) two directors to the Company’s board of directors (the “Board”), with each such director to serve until the second annual general meeting of shareholders following this special meeting or until his successor is elected and qualified; and

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a proposal to ratify the selection by CNAC’s Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 (the “Auditor Proposal”).

Each of the Extension Amendment, Director Proposal and Auditor Proposal are more fully described in the accompanying proxy statement.
The purpose of the Extension Amendment is to allow CNAC more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that CNAC has until March 23, 2019 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our Board believes that there will not be sufficient time before March 23, 2019 to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date that CNAC has to consummate a business combination to the Extended Date in order that our shareholders have the opportunity to participate in this investment. In the event that CNAC enters into a definitive agreement for a business combination prior to the special meeting, CNAC will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.
Holders (“public shareholders”) of CNAC’s ordinary shares sold in its initial public offering (“public shares”) may elect to redeem their public shares for their pro rata portion of the funds available in the trust account established in connection with the Company’s initial public offering (the “trust account”) in connection with the Extension Amendment (the “Election”) regardless of how such public shareholders vote in regard to that amendment , or if such public shareholders do not vote or do not instruct their broker or bank how to vote. CNAC believes that such redemption right protects CNAC’s public shareholders from having to sustain their investments for an unreasonably long period if CNAC fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and

Articles of Association. If the Extension Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of January 31, 2019, CNAC had approximately $148.8 million in the trust account, and CNAC estimates that the per-share pro rata portion of the trust account will be approximately $10.35 at the time of the special meeting. The closing price of CNAC’s shares on February 25, 2019 was approximately $10.33. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more for each share than if such shareholder sold the shares in the open market. CNAC cannot assure shareholders that they will be able to sell their shares of CNAC in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Extension Amendment proposal is not approved and we do not consummate a business combination by March 23, 2019 in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Amendment proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account.
The affirmative vote of at least 65% of the votes of CNAC’s shares attending the special meeting in person or by proxy and voting on the Extension Amendment is required to approve the Extension Amendment and the affirmative vote of at least a majority of the votes of CNAC’s shares attending the special meeting in person or by proxy and voting on each of the Director Proposal and Auditor Proposal is required to approve each of such proposals.
The Board has fixed the close of business on February 15, 2019 as the date for determining CNAC shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of CNAC shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment proposal is fair to and in the best interests of CNAC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote or give instruction to vote “FOR” the proposal regarding the re-election of two directors to the Board and “FOR” the proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.
No other business shall be transacted at the special meeting.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Director Proposal, the Auditor Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.
We look forward to seeing you at the meeting.
Dated: February 26, 2019
By Order of the Board of Directors,
/s/ Rajiv S. Shukla

Rajiv S. Shukla
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on either of the proposals.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on March 21, 2019: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/constellationalpha/2019.

CONSTELLATION ALPHA CAPITAL CORP.
Emerald View, Suite 400
2054 Vista Parkway
West Palm Beach, FL 33411
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 21, 2019
PROXY STATEMENT
The special meeting in lieu of the 2019 annual general meeting (the “special meeting”) of shareholders of Constellation Alpha Capital Corp. (“CNAC,” “Company,” “we,” “us” or “our”), a blank check company incorporated in the British Virgin Islands as a business company with limited liability, will be held on March 21, 2019 at 10:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:
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a proposal to amend (the “Extension Amendment”) CNAC’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which CNAC has to consummate a business combination (the “Extension”) for an additional six months, from March 23, 2019 to September 23, 2019 (the “Extended Date”) by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Amended and Restated Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A of the proxy statement;

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a proposal to re-elect (the “Director Proposal”) two directors to the Company’s board of directors (the “Board”), with each such director to serve until the second annual general meeting of shareholders following this special meeting or until his successor is elected and qualified; and

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a proposal to ratify the selection by CNAC’s Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 (the “Auditor Proposal”).

The Extension Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that CNAC has to complete a business combination. The purpose of the Extension Amendment is to allow CNAC more time to complete an initial business combination. In the event that CNAC enters into a definitive agreement for a business combination prior to the special meeting, CNAC will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.
The affirmative vote of at least 65% of the votes of CNAC’s shares attending the special meeting in person or by proxy and voting on the Extension Amendment is required to approve the Extension Amendment and the affirmative vote of at least a majority of the votes of CNAC’s shares attending the special meeting in person or by proxy and voting on each of the Director Proposal and Auditor Proposal is required to approve each of such proposals.
Holders (“public shareholders”) of CNAC’s public shares (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account established in connection with the Company’s initial public offering (the “trust account”) in connection with the Extension Amendment (the “Election”) regardless of how such public shareholders vote in regard to that amendment, or if such public shareholders do not vote or do not instruct their broker or bank how to vote. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Extension Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the shareholders.
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $148.8 million that was in the trust account as of January 31,

2019. In such event, CNAC may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment proposal is not approved and we do not consummate a business combination by March 23, 2019 in accordance with the Amended and Restated Memorandum and Articles of Association, or if the Extension Amendment proposal is approved and we do not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
Prior to our initial public offering, the holders of CNAC’s initial shares (the “initial shareholders”) waived their rights to participate in any liquidation distribution with respect to the initial shares (the “founder shares”). CNAC’s sponsor, officers and directors have waived their right to redeem their founder shares and any other ordinary shares acquired in our initial public offering or to participate in any liquidation distribution with respect to their founder shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to CNAC’s rights or warrants, which will expire worthless in the event we wind up.
To protect the amounts held in the trust account, Centripetal, LLC (the “sponsor”), agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below $10.10 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. However, our sponsor may not be able to satisfy those obligations. Other than as described above, none of our other officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We believe the likelihood of our sponsor having to indemnify the trust account is limited because we endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $10.35. Nevertheless, CNAC cannot assure you that the per share distribution from the trust account, if CNAC liquidates, will not be substantially less than $10.35 due to unforeseen claims of creditors.
In any liquidation proceedings of the company under British Virgin Islands law, the funds held in our trust account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the trust account we may not be able to return to our public shareholders the redemption amounts payable to them.
Approval of the Extension Amendment proposal will constitute consent for CNAC to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by CNAC to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The record date for the special meeting is February 15, 2019. Record holders of CNAC shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 18,530,000 outstanding CNAC ordinary shares, including 14,375,000 outstanding public shares. CNAC’s rights and warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.
This proxy statement is dated February 26, 2019 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Q. Why am I receiving this proxy statement?
A.   This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2019 annual general meeting of shareholders to be held on Thursday, March 21, 2019 at 10:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.
CNAC is a blank check company incorporated in July 2015 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. In June 2017, CNAC consummated its initial public offering from which it derived gross proceeds of  $143,750,000, including proceeds from the full exercise of the underwriters’ over-allotment option. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of shares sold in the initial public offering if no qualifying business combinations are consummated on or before a certain date (in our case, March 23, 2019). The Board believes that it is in the best interests of the shareholders to continue CNAC’s existence until the Extended Date in order to allow CNAC more time to complete a business combination and is submitting these proposals to the shareholders to vote upon. In addition, we are proposing the re-election of two directors to the Board and the ratification of the selection by our Audit Committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

Q. What is included in these materials?
These materials include:
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This proxy statement for the special meeting;

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The Company’s annual report on Form 10-K for the year ended March 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2018.

Q. What is being voted on?
A.   You are being asked to vote on:
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a proposal to amend CNAC’s Amended and Restated Memorandum and Articles of Association to extend the date by which CNAC has to consummate a business combination to the Extended Date;

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a proposal to re-elect two directors to the Board, with each such director to serve until the second annual general meeting of shareholders following this special meeting or until his successor is elected and qualified; and

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a proposal to ratify the selection by our Audit Committee of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

The Extension Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that CNAC has to complete a business combination. In the event that CNAC enters into a definitive agreement for a business combination prior to the special meeting, CNAC will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension.
If the Extension is implemented, the shareholders’ approval of the Extension Amendment proposal will constitute consent for CNAC to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for CNAC’s use in connection with consummating a business combination on or before the Extended Date.
We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Election.
If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. CNAC cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $148.8 million that was in the trust account as of January 31, 2019. In such event, CNAC may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment proposal is not approved and we have not consummated a business combination by March 23, 2019, or if the Extension Amendment and Trust Amendment proposals are approved and we have not consummated a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of ordinary shares and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
CNAC’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their initial shares. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up. CNAC will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Extension Amendment proposal?
A.   CNAC’s Amended and Restated Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of shares sold in our initial public offering if no qualifying business combinations are consummated on or before March 23, 2019. As we explain below, CNAC will not be able to complete a business combination by that date.
While CNAC is currently in discussions with respect to several business combination opportunities, CNAC has not yet executed a definitive agreement for a business combination. CNAC currently anticipates entering into such an agreement with one of its prospective targets, but does not expect be able to consummate such a business combination by March 23, 2019.
Because CNAC will not be able to conclude a business combination within the permitted time period, CNAC has determined to seek shareholder approval to extend the date by which CNAC has to complete a business combination.
CNAC believes that given CNAC’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment to extend CNAC’s corporate existence.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment?
A.   The Board believes shareholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which CNAC is in discussions. Accordingly, the Board is proposing the Extension Amendment to extend the date by which CNAC has to complete a business combination until the Extended Date and to allow for the Election.
CNAC’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of at least 65% of the votes of the Company’s shares present (in person or by proxy) at the special meeting and voting to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond March 23, 2019, except in connection with, and effective upon consummation of, a business combination. Additionally, CNAC’s Amended and Restated Memorandum and Articles of Association requires that all public shareholders have an opportunity to redeem their public shares in the case CNAC’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect CNAC shareholders from having to sustain their investments for an unreasonably long period if CNAC failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given CNAC’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as CNAC is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with CNAC’s Amended and Restated Memorandum and Articles of Association and the initial public offering prospectus.
Q. How does the Board recommend that I vote on the Director Proposal and the Auditor Proposal?	A. The Board recommends that you vote in favor of the Director Proposal, to re-elect Dr. John Alexander and Mr. Kewal Handa to the Board and in favor of the Auditor Proposal, to ratify the selection by our Audit Committee of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.
Q. How do the CNAC insiders intend to vote their shares?
A.   All of CNAC’s directors, executive officers and their respective affiliates are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal, Director Proposal and Auditor Proposal.
CNAC’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by CNAC’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, CNAC’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 3,882,500 founder shares, representing approximately 21.0% of CNAC’s issued and outstanding ordinary shares. CNAC’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.
CNAC’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment. Any public shares held by affiliates of CNAC may be voted in favor of the Extension Amendment proposal.

Q. What vote is required to adopt the Extension Amendment?	A. Pursuant to CNAC’s Amended and Restated Memorandum and Articles of Association, approval of the Extension Amendment will require the affirmative vote of holders of at least 65% of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment.
Q. What vote is required to approve the Director Proposal and the Auditor Proposal?
A.   The affirmative vote of at least a majority of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Director Proposal and the Auditor Proposal is required to approve each such proposal.

Q. What if I don’t want to vote for the Extension Amendment proposal?	A. If you do not want the Extension Amendment to be approved, you must vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public shareholders.
Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, CNAC does not anticipate seeking any further extension to consummate a business combination. CNAC has provided that all holders of public shares, including those who vote for the Extension Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the shareholder meeting which is scheduled for March 21, 2019. Those holders of public shares who elect not to redeem their shares now will retain redemption rights with respect to future business combinations, or, if CNAC does not consummate a business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Extension Amendment is not approved?
A.   If the Extension Amendment is not approved and we have not consummated a business combination by March 23, 2019, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
CNAC’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. CNAC will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Extension Amendment proposal is approved, what happens next?
A.   CNAC will continue its efforts to execute a definitive agreement for a business combination with one or more targets.
If CNAC executes a definitive agreement for a business combination, we will seek to complete the business combination, which will involve:
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completing proxy materials;

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establishing a meeting date and record date for considering a proposed business combination, and distributing proxy materials to shareholders; and

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holding a special meeting to consider such proposed business combination.

CNAC is seeking approval of the Extension Amendment because CNAC does not expect to be able to complete all of the above listed tasks prior to March 23, 2019.
Upon approval by holders of at least 65% of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment proposal, CNAC will file an Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. CNAC will remain a reporting company under the Securities Exchange Act of 1934 and its units, ordinary shares and warrants will remain publicly traded.
If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of CNAC’s ordinary shares held by CNAC’s directors and officers through the founder shares.
If the Extension Amendment proposal is approved, but CNAC does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
CNAC’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up. CNAC will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to shareholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the shareholder vote to approve the business combination, subject to any limitations set forth in CNAC’s Amended and Restated Memorandum and Articles of Association.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, CNAC’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902.
Q. How are votes counted?
A.   Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of at least 65% of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment proposal, and each of the Director Proposal and Auditor Proposal must be approved by the affirmative vote of at least a majority of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on each of such proposals.
With respect to the Extension Amendment proposal, Director Proposal and Auditor Proposal, abstentions and broker non-votes will have no effect. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Extension Amendment proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q. What is a quorum requirement?
A.   A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Extension Amendment proposal, Director Proposal and Auditor Proposal if 50% of the Company’s shares outstanding as of the record date are represented by shareholders present at the meeting or by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the special meeting in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?
A.   Only holders of record of CNAC’s ordinary shares at the close of business on the record date, February 15, 2019, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 18,530,000 ordinary shares, including 14,375,000 public shares, were outstanding and entitled to vote.
Shareholder of Record:   Shares Registered in Your Name. If on the record date your shares were registered directly in your name with CNAC’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner:   Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Amendment is fair to and in the best interests of CNAC and its shareholders. The Board recommends that CNAC’s shareholders vote “FOR” the Extension Amendment. In addition, the Board recommends that you vote “FOR” the Director Proposal and Auditor Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. CNAC’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares, rights and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of CNAC’s Directors and Officers.”

Q. What if I object to the Extension Amendment?	A. If you do not want the Extension Amendment to be approved, you must vote against the proposal. You will be entitled to redeem your shares for cash in connection with this vote regardless of whether you vote for or against or abstain from voting on the Extension Amendment, so long as you elect to redeem your shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment (the “Election”) as described elsewhere in this proxy statement. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination CNAC proposes. In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date.
Q. What happens to the CNAC rights and warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved and we have not consummated a business combination by March 23, 2019, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights or warrants which will expire worthless in the event we wind up.
Q. What happens to the CNAC rights and warrants if the Extension Amendment proposal is approved?	A. If the Extension Amendment proposal is approved, CNAC will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms and the rights will convert into ordinary shares upon completion of a business combination and the warrants will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption.
Q. What do I need to do now?	A. CNAC urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as an CNAC shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?
A.   If you are a shareholder of record, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.
If your shares of CNAC are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?
A.   If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s public shares for its pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
To demand redemption of your public shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.
In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your CNAC shares.
Q. Who is paying for this proxy solicitation?	A. CNAC will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?
A.   If you have questions, you may write or call CNAC’s proxy solicitor:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
Email: CNAC.info@morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•
the ability of the Company to effect the Extension Amendment or consummate a business combination;

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unanticipated delays in the distribution of the funds from the trust account;

•
claims by third parties against the trust account; or

•
the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our initial public offering dated June 19, 2017 (Registration No. 333-218093) and our Annual Report on Form 10-K for the fiscal year ended March 31, 2018. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND
CNAC
We are a blank check company incorporated in the British Virgin Islands on July 31, 2015 as a business company with limited liability for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities.
On June 23, 2017, we consummated our initial public offering of 14,375,000 units, including the full exercise of the underwriters’ over-allotment option of 1,875,000 units, with each unit consisting of one ordinary share, one right to receive one-tenth of one ordinary share upon consummation of a business combination and one warrant to purchase one-half of one ordinary share. The units were sold at an offering price of  $10.00 per unit, generating gross proceeds of  $143,750,000.
The units began trading on June 20, 2017 on the NASDAQ Capital Market under the symbol “CNACU.” Commencing on August 10, 2017, the securities comprising the units began separately trading. The units, ordinary shares, rights and warrants are trading on the NASDAQ Stock Market under the symbols “CNACU,” “CNAC”, “CNACR” and “CNACW,” respectively.
On August 31, 2015 we issued an aggregate of 1,437,500 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On September 17, 2015, we effectuated a 2-for-1 sub-division of our ordinary shares resulting in an aggregate of 2,875,000 founder shares outstanding and held by our initial shareholders. On March 29, 2017, we effectuated a 1.5-for-1 sub-division of our ordinary shares resulting in an aggregate of 4,312,500 founder shares outstanding and held by our initial shareholders. On May 17, 2017, our sponsor surrendered and returned to us, for nil consideration, an aggregate of 718,750 founder shares, which we cancelled, leaving an aggregate of 3,593,750 founder shares outstanding.
The mailing address of CNAC’s principal executive office is Constellation Alpha Capital Corp. is Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL, 33411, and its telephone number is (561) 404-9034.
The Potential Business Combination
CNAC is currently in discussions with multiple targets to complete a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. In the event that CNAC enters into a definitive agreement for a business combination prior to the special meeting, CNAC will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
The Special Meeting
Date, Time and Place.   The special meeting of CNAC’s shareholders will be held on March 21, 2019 at 10:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, New York 10166.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the special meeting, if you owned CNAC’s shares at the close of business on February 15, 2019, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. CNAC rights and warrants do not carry voting rights.

Votes Required.   Approval of the Extension Amendment proposal will require the affirmative vote of holders of at least 65% of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment, and the affirmative vote of at least a majority of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on each of the Director Proposal and the Auditor Proposal is required to approve each of such proposals. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have no effect. Likewise, abstentions and broker non-votes will have no effect on the approval of the proposals.
At the close of business on the record date, there were 18,530,000 outstanding CNAC ordinary shares, including 14,375,000 public shares, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Amendment approved, you must vote against the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting which is scheduled for March 21, 2019, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Extension Amendment, abstain from voting, do not vote, do not instruct their broker or bank how to vote.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the special meeting to approve the Extension Amendment, Director Proposal and Auditor Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.
CNAC has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $22,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by CNAC. In addition, officers and directors of CNAC may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. CNAC will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to shareholders in connection with this solicitation. CNAC may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE EXTENSION AMENDMENT PROPOSAL
Extension Amendment Proposal
CNAC is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which CNAC has to consummate a business combination from March 23, 2019 to the Extended Date.
The Extension Amendment is essential to the overall implementation of the Board’s plan to allow CNAC more time to complete a business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension.
If the Extension Amendment proposal is not approved and we have not consummated a business combination by March 23, 2019, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of CNAC is attached to this proxy statement as Annex A.
Reasons for the Proposal
Our Amended and Restated Memorandum and Articles of Association provide that CNAC has until March 23, 2019 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our Board currently believes that there is not be sufficient time before March 23, 2019 to complete a business combination. CNAC’s initial public offering prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least 65% of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment proposal is required to extend CNAC’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, CNAC’s Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case CNAC’s corporate existence is extended as described above. Because CNAC continues to believe that a business combination would be in the best interests of CNAC’s shareholders, and because CNAC does not expect to be able to conclude a business combination within the permitted time period, CNAC has determined to seek shareholder approval to extend the date by which CNAC has to complete a business combination beyond March 23, 2019 to the Extended Date.
We believe that the foregoing Amended and Restated Memorandum and Articles of Association provisions were included to protect CNAC shareholders from having to sustain their investments for an unreasonably long period, if CNAC failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given CNAC’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as CNAC is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, the Extension is consistent with CNAC’s Amended and Restated Memorandum and Articles of Association and initial public offering prospectus.

If the Extension Amendment Proposal is Not Approved
If the Extension Amendment proposal is not approved and we have not consummated a business combination by March 23, 2019, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
CNAC’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to CNAC’s rights and warrants which will expire worthless in the event we wind up. CNAC will pay the costs of liquidation from its remaining assets held outside of the trust account.
If the Extension Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before March 23, 2019, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.
If the Extension Amendment Proposal is Approved
If the Extension Amendment proposal is approved, CNAC will file an amended and restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands, incorporating the amendment set forth in Annex A hereto. CNAC will remain a reporting company under the Securities Exchange Act of 1934 and its units, outstanding shares, rights and warrants will remain publicly traded. CNAC will then continue to work to execute a definitive agreement for a business combination and complete such business combination by the Extended Date.
If the Extension Amendment proposal is approved, but CNAC does not consummate a business combination by the Extended Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
CNAC’s initial shareholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. CNAC will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and CNAC’s net asset value. CNAC cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $148.8 million that was in the trust account as of January 31, 2019. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.
Redemption Rights
If the Extension Amendment proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.
In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the special meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the Amended and Restated Memorandum and Articles of Association. As of January 31, 2019, this would amount to approximately $10.35 per share. The closing price of CNAC’s shares on February 25, 2019 was approximately $10.33. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more for each share than if such shareholder sold the shares in the open market.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Extension Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.
Possible Claims Against and Impairment of the Trust Account
To protect the amounts held in the trust account, our sponsor agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below $10.10 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. However, our sponsor may not be able to satisfy those obligations. Other than as described above, none of our other officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. We have not independently verified whether our sponsor has sufficient funds to satisfy his indemnity obligations and believe that our sponsor’s only assets are securities of our company. We believe the likelihood of our sponsor having to indemnify the trust account is limited because we endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.
In the event that the proceeds in the trust account are reduced below $10.10 per share and our sponsor asserts that it is unable to satisfy any applicable obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, due to claims of creditors, the actual value of the per-share redemption price may be less than $10.10 per share.
Required Vote
Approval of the Extension Amendment proposal requires the affirmative vote of holders of at least 65% of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment and each of the Director Proposal and Auditor Proposal requires the affirmative vote of holders of at least a majority of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on each of such proposals. If the Extension Amendment is not approved and CNAC is unable to complete a business combination on or before March 23, 2019, it will be required by its Amended and Restated Memorandum and Articles of Association to (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon not previously released to us for the payment of taxes and less up to $50,000 of interest to pay liquidation expenses, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject (in the case of  (b) and (c) above) to our obligations to provide for claims of creditors and the requirements of other applicable law.
All of CNAC’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Amendment, the Director Proposal and the Auditor Proposal. On the record date, directors and executive officers of CNAC and their affiliates beneficially owned and were entitled to vote 3,882,500 shares of CNAC representing approximately 21.0% of CNAC’s issued and outstanding shares.
In addition, CNAC’s directors, executive officers and their affiliates may choose to buy units or ordinary shares of CNAC in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment proposal and elected to redeem their shares for a portion of the trust account. Any shares of CNAC held by affiliates will be voted in favor of the Extension Amendment proposal.
Interests of CNAC’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that CNAC’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
The beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, warrants to purchase 212,500 ordinary shares and rights to receive 42,500 ordinary shares, all of which would become worthless if the Extension Amendment is not implemented and CNAC does not complete a business combination by March 23, 2019, as the initial shareholders have waived any right to redemption with respect to their ordinary shares. Such shares, rights and warrants have an aggregate market value of approximately $40,191,225 based on the closing price of the ordinary shares, rights and warrants of approximately $10.33, $0.13 and $0.07, respectively, on NASDAQ on February 15, 2019, the record date for the special meeting;

•
All rights specified in CNAC’s Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by CNAC, and of CNAC’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and CNAC liquidates, CNAC will not be able to perform its obligations to its officers and directors under those provisions;

•
None of CNAC’s executive officers or directors has received any cash compensation for services rendered to CNAC. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•
CNAC’s officers, directors, initial shareholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on CNAC’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of CNAC’s initial business combination. However, if CNAC fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, CNAC will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although, as of the record date, CNAC’s officers, directors, initial shareholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future;

•
As of December 31, 2018, an affiliate of our sponsor is owed $36,094 for general and administrative costs, due diligence costs and professional fees paid on our behalf. These advances are non-interest bearing and unsecured. CNAC may not be able to pay these advances from funds available to it outside of the trust account if a business combination is not completed; and

•
CNAC has entered into a Letter Agreement with its sponsor, pursuant to which, CNAC pays $10,000 per month for office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, CNAC will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 21 payments originally contemplated, if the Extension Amendment is implemented.

The Board’s Reasons for the Extension Amendment and Trust Amendment Proposals and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment proposal is fair to, and in the best interests of, CNAC and its shareholders. The Board has approved and declared advisable adoption of the Extension Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.
We are a blank check company incorporated in the British Virgin Islands on July 31, 2015 as a business company with limited liability for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. On June 23, 2017, we consummated our initial public offering of 14,375,000 units, including the full exercise of the underwriters’ over-allotment option of 1,875,000 units, with each unit consisting of one ordinary share, one right to receive one-tenth of one ordinary share and one warrant to purchase one half of one ordinary share. The units were sold at an offering price of  $10.00 per unit, generating gross proceeds of  $143,750,000.
CNAC’s Amended and Restated Memorandum and Articles of Association provide that CNAC has until March 23, 2019 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our Board currently believes that there is not sufficient time before March 23, 2019 to complete a business combination. CNAC’s initial public offering prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least 65% of CNAC’s shares attending and voting on the Extension Amendment proposal is required to extend CNAC’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, CNAC’s Amended and Restated Memorandum and Articles of Association provides for all public shareholders to have an opportunity to redeem their public shares in the case CNAC’s corporate existence is extended as described above. Because CNAC continues to believe that a business combination would be in the best interests of CNAC’s shareholders, and because CNAC does not expect to be able to conclude a business combination within the permitted time period, CNAC has determined to seek shareholder approval to extend the date by which CNAC has to complete a business combination beyond March 23, 2019 to the Extended Date.
CNAC is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
CNAC’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least 65% of the votes of CNAC’s shares present (in person or by proxy) and voting to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond March 23, 2019, except in connection with, and effective upon consummation of, a business combination. Additionally, CNAC’s Amended and Restated Memorandum and Articles of Association provides for all public shareholders to have an opportunity to redeem their public shares in the case CNAC’s corporate existence is extended as described above. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect

CNAC shareholders from having to sustain their investments for an unreasonably long period, if CNAC failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given CNAC’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as CNAC is also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, the Extension is consistent with CNAC’s Amended and Restated Memorandum and Articles of Association and initial public offering prospectus.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is fair to and in the best interests of CNAC and its shareholders.
The Board recommends that you vote “FOR” the Extension Amendment proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL
At the special meeting, shareholders are being asked to re-elect two directors to the Board to serve as the first class of directors.
Prior to our initial public offering, the Board was divided into two classes: the class I directors and the class II directors. The original class I directors stand elected for a term expiring at the first annual general meeting and the original class II directors stand elected for a term expiring at the Company’s second annual general meeting. Commencing at the first annual general meeting, and then at each following annual general meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the second annual general meeting following their election. Directors whose terms expire at an annual general meeting may also be re-elected for a further two-year period, if nominated by the Board.
As the special meeting is in lieu of the Company’s 2019 annual general meeting (being the Company’s first annual general meeting since its initial public offering), the terms of the current class I directors, Dr. Alexander and Mr. Handa, will expire at the special meeting. However, the Board has nominated Dr. Alexander and Mr. Handa, each a current director, for re-appointment as class I directors, to hold office until the second annual general meeting of shareholders following this special meeting, or until his successor is elected and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Dr. Alexander and Mr. Handa unless either is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.
For a biography of Dr. Alexander and Mr. Handa, please see the section entitled “Management.”
Required Vote
Approval of the Director Proposal requires the affirmative vote of holders of at least a majority of the votes of CNAC’s shares present (in person or by proxy) at the special meeting and voting on the Director Proposal. You may vote for or against both, or either, of the nominees.
All of CNAC’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Director Proposal. On the record date, directors and executive officers of CNAC and their affiliates beneficially owned and were entitled to vote 3,882,500 shares of CNAC representing approximately 21.0% of CNAC’s issued and outstanding shares.
Recommendation of the Board
The Board recommends that you vote “FOR” the election of the nominees named above.

RATIFICATION OF THE SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our shareholders to ratify the selection by our Audit Committee of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019, our Audit Committee intends to reconsider the selection of Marcum as the company’s independent registered public accounting firm.
Marcum has audited our financial statements for the fiscal years ended March 31, 2017 and 2018. Representatives of Marcum have been invited to but are not expected to be present at the special meeting.
The aggregate fees billed to our Company by Marcum for the fiscal years ended March 31, 2018 and 2017 are as follows:
	Year Ended March 31, 2018	Year Ended March 31, 2017
Audit Fees(1)	$58,765	$10,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$58,765	$10,000

(1)
Audit Fees consist of fees incurred for the audits of our annual financial statements and financial statements included in our registration statement on Form S-1, our annual report on Form 10-K, for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year and for fees incurred related to other SEC filings.

(2)
Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions and research services.

(3)
Tax Fees consist of fees incurred for tax compliance, planning and advisory services and due diligence in connection with planned acquisitions.

(4)
All Other Fees consist of products and services provided, other than the products and services described in the other rows of the foregoing table.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. All services listed above performed by the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were pre-approved by the committee pursuant to the de minimis exception established by the SEC.
Required Vote
The resolution to ratify the selection by our Audit Committee of Marcum to serve as the Company’s independent registered public accounting firm requires the vote of a majority of the shares present (in person or by proxy) and voting on the matter at the special meeting.

Recommendation
The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

MANAGEMENT
Directors and Executive Officers
Our directors and executive officers are as follows:
Name	Age	Position
Rajiv Shukla	43	Chairman and Chief Executive Officer
Craig Pollak	47	Chief Financial Officer and Secretary
John Alexander	79	Independent Director
Alan Rosling	55	Independent Director
Kewal Handa	65	Independent Director
Rajiv Shukla has served as our Chairman and Chief Executive Officer since July 2015. Mr. Shukla has a combination of investment and operating experience in India, the U.S. and the U.K. From June 2013 to May 2015, Mr. Shukla served as Chief Executive Officer of Pipavav Defence & Offshore Engineering Company (now Reliance Defence and Engineering Limited), India’s largest listed shipbuilding and defense manufacturing company. In this role, he led a team of approximately 4,000-employees through an operational restructuring that involved re-alignment of key business areas, several senior hires in the management team, submission of over $5 billion in new business bids to Indian and international clients and structuring of strategic alliances with global leaders in shipbuilding and defense. At Pipavav, he also successfully implemented one of India’s largest financial restructuring projects involving more than 25 banks and sold control to the Reliance ADA Group. From 2001 to 2006, Mr. Shukla served as Senior Director at Pfizer, Inc. In this role, he played a key role in several acquisitions: $60 billion acquisition of Pharmacia in 2003, $125 million acquisition of Meridica in 2004, $1.9 billion acquisition of Vicuron Pharmaceuticals in 2005, and acquisitions of Idun Pharmaceuticals in 2005 and Rinat Neuroscience in 2006. Mr. Shukla also led the operational integration of these organizations into Pfizer across multiple sites around the world. Mr. Shukla served as a Board Director of I-ven Medicare, India’s first hospital roll-up comprising control investments in Vikram Hospitals and Medica Synergie and significant minority stakes in Sahyadri Hospitals and RG Stone. Mr. Shuka also served as a Board Director of Ranbaxy Fine Chemicals Ltd, a roll-up of specialty chemicals and animal health businesses. In addition, Mr. Shukla served as a Board Director of Swiss Bio, a clinical CRO in the U.S., Bharat Biotech, India’s second largest vaccine company, three Indian specialty pharma companies with US FDA approved manufacturing facilities: Arch Pharmalabs, Malladi Drugs, Unimark Remedies, and Pipavav E-Complex, India’s biggest engineering facility. Between 2008 and 2013, Mr. Shukla worked as an investor at ICICI Venture, Morgan Stanley Investment Management and Citi Venture Capital International. Over his investment career, Mr. Shukla was involved with over 40 investments in healthcare companies across India, China, Brazil, Thailand, the U.S. and the U.K. Mr. Shukla served on the National Pharmaceuticals Committee of the Confederation of Indian Industry from 2007 to 2010. Mr. Shukla graduated from Harvard University with a Masters in Healthcare Management and Policy and a Bachelors in Pharmaceutics from the Indian Institute of Technology. We believe that Mr. Shukla is well qualified to serve as a director because of his wide range of experience in capital market and operating activities in India and globally as well as his experience serving as a director of companies in India and globally.
Craig Pollak has served as our Chief Financial Officer and Secretary since April 2017. Over the past fifteen years, Mr. Pollak has raised more than $10 billion from institutional and private investors across a diverse array of investment strategies. From February 2006 until December 2011 and from July 2013 until March 2017, Mr. Pollak served as the Head of Global Marketing at Ivory Investment Management, an equity value fund based in Los Angeles and New York. From January 2012 until June 2013, Mr. Pollak worked as a Managing Director at Guggenheim Fund Solutions, helping to build the firm’s alternative investment and managed account infrastructure. From July 2005 until January 2006, Mr. Pollak worked as Chief Executive Officer of Chapwood Capital, a start-up multi-manager hedge fund platform. From July 2002 to June 2005, Mr. Pollak worked at FrontPoint Partners, earning the titles of Managing Director and Head of New Product Development. From January 2001 until July 2002, Mr. Pollak worked as a Vice President in the Client Strategy Group of the Private Wealth Management department at Morgan Stanley Dean Witter where he built out the firm’s 10b5-1 trading desk. From September 1998 until January 2001,

Mr. Pollak worked as a corporate lawyer at Cravath, Swaine & Moore advising healthcare clients on deals in the diagnostics, pharmaceutical, retail and PBM sectors as well as clients in banking, energy and media. Mr. Pollak graduated from Yale University with a Bachelor of Arts with honors in Economics and with a Juris Doctor cum laude from the New York University School of Law.
Dr. John Alexander has served on as a director on our Board since June 2017. Dr. Alexander is an Indian Administrative Services officer who has served as Cabinet Minister and Chief Secretary for Karnataka State, India’s seventh largest state with a population of over 60 million people, Commissioner of Bangalore City Municipal Corporation, Chairman of Bangalore Development Authority, State Urban Board, State Police Housing Corporation and Principal Secretary of Commerce and Industries Development. Dr. Alexander is the Chairman of the Board of Governors of Xavier Institute of Management and Entrepreneurship, a management education institute in Kochi, India. Dr. Alexander also served as Chairman of Karnataka Industrial Areas Development Board, Mangalore Chemicals & Fertilizers Ltd and Mysore Sales International Ltd. Dr. Alexander served as a Board Member of Pipavav Defense & Offshore Engineering Vikrant Tyres, Mysore Soap and Sandals, and Mysore Paper Mills. Since 1995, Dr. Alexander has served as a Board Member of Stumpp Schuele & Somappa, a company that converts 15,000 tons of steel into springs for the automotive industry, Transaction Analysts, a fintech company focused on digital payments, since 2011, and Navi Mumbai Smart City, a 75-square kilometer city being built adjacent to the site of the new Mumbai International airport, since 2012. Dr. Alexander graduated with a PhD in Philosophy from Karnataka University and Masters in English from Kerala University. Over the past five years, Dr. Alexander has not held principal executive employment except for the directorships and advisory roles described above. We believe that Dr. Alexander is well qualified to serve as a director because of his experience serving in government and as a director of companies in India.
Mr. Alan Rosling has served on as a director on our Board since June 2017. Since 2009, Mr. Rosling has served as Chairman of Griffin Growth Partners. From 2010 to May, 2018, Mr. Rosling was a co-founder and served as a Director of Kiran Energy, operator of one of India’s biggest solar power plants. Mr. Rosling served as a Director on the Board of LNGaz from 2013 to 2018. Since, 2015, Mr. Rosling has served as Director on the Boards of Coats Group, Plc, and Vyome Biosciences. Mr. Rosling has been awarded Queen’s honors, OBE and CBE, for his many contributions to industry and society. Early in his career, Mr. Rosling served on the Prime Minister John Major’s Policy Unit at 10 Downing Street. Mr. Rosling also served as Chairman of Jardine Matheson Group India and Executive Director on the Board of Tata Sons, which controls Tata Group, India’s biggest conglomerate accounting for over $100 billion in market capitalization as of April 2017. During his tenure, he directed numerous efforts to internationalize the Tata Group leading to the closure of 37 deals across the world. Mr. Rosling has served as a Member of the Vice Chancellor of Cambridge University’s Circle of Advisors on India, First Chairman of the Advisory Council for India of the City of London and Chairman of the British Business Group, Mumbai, Member of the Managing Committee of the Bombay Chamber of Commerce. Mr. Rosling graduated from Harvard Business School as Baker Scholar and Harkness Fellow and First-Class Honors from Cambridge University. We believe that Mr. Rosling is well qualified to serve as a director because of his wide range of experience in operating activities in India and globally as well as his experience serving as a director of companies in India and globally.
Mr. Kewal Handa has served as a director on our Board since June 2017. Since 2012, Mr. Handa has served as Promoter Director of Salus Lifecare and, since 2013, Managing Partner of Conexus Social Responsibility Services. He has also served as Chairman of Clariant Chemicals since 2016 and a Board Member of Mukta Arts Limited since 2014, Third Eye Productions LLP since 2013 and Greaves Cotton Ltd. since 2016. Since July 2017, Mr. Handa has served as Chairman of Union Bank of India. Mr. Handa led Pfizer India as CEO for seven years. During his tenure, Mr. Handa led Pfizer India through the mergers with Parke-Davis/Warner-Lambert, Pharmacia, and Wyeth. Under his leadership, Pfizer was the first multi-national company to introduce branded generics in India. Mr. Handa has been hailed for his leadership skills with many of operational initiatives serving as case studies for learning. Earlier in his career, Mr. Handa served as CFO of Pfizer India and as Head of Pfizer Animal Health India. Previously, Mr. Handa served as a Board Director of ING Vysya Bank, Medybiz Pharma, and Alfa Laval. Mr. Handa served as President of All India Management Association, Chairman of the Pharmaceutical Committee — ASSOCHAM and Vice President of Organization of Pharmaceutical Producers of India. He was awarded the Pharma Professional of the Year in 2010, the Bharat Shiromani Award in 2007 and the

India CFO 2004 award. Mr. Handa is a qualified Chartered Accountant with a Masters in Commerce. He also completed the Pfizer Leadership Development Program at Harvard University. We believe that Mr. Handa is well qualified to serve as a director because of his wide range of experience in strategic planning and corporate development, as well as operating activities, in India and globally, in the healthcare sector and other sectors, as well as his experience serving as a director of companies in India and globally.
Number and Terms of Office of Officers and Directors
Our Board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. The term of office of the first class of directors, consisting of Dr. Alexander and Mr. Handa, will expire at the special meeting. The term of office of the second class of directors, consisting of Messrs. Shukla and Rosling, will expire at the first annual general meeting of shareholders following the special meeting.
Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our memorandum and articles of association as it deems appropriate. Our memorandum and articles of association provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, one or more vice-presidents, secretaries and treasurers and such other offices as may be determined by the Board.
Shareholder Communications
Shareholders who wish to communicate directly with our Board, or any individual director, should direct questions in writing to the Company’s Chief Executive Officer, Constellation Alpha Capital Corp., Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Company’s Chief Executive Officer will make copies of all such letters and circulate them to the appropriate director or directors.
Director Independence
Nasdaq listing standards require that a majority of the members of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Handa, Mr. Rosling and Dr. Alexander are “independent directors” as defined in the Nasdaq listing standards.
Leadership Structure and Risk Oversight
The Board believes that prior to the consummation of the Company’s initial business combination, the most effective leadership structure is for Mr. Shukla to continue to serve as our chief executive officer and chairman. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change.
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its Audit Committee. Various reports and presentations regarding risk management are presented to the Board including the procedures that the Company has adopted to identify and manage risk. The Audit Committee addresses risks that fall within the committee’s area of responsibility. For example, the Audit Committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The Audit Committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.
Committees of the Board of Directors
Our Board has two standing committees: an audit committee and a compensation committee.

Audit Committee
We have established an audit committee of the Board. Messrs. Alexander, Rosling and Handa serve as members of our audit committee. Mr. Handa serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Messrs. Alexander, Rosling and Handa are independent.
Each member of the audit committee is financially literate and our Board has determined that Mr. Handa qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
Responsibilities of the audit committee include:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear hiring policies for employees or former employees of the independent auditors;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
Subject to the requirement of law or the Nasdaq market rules, we have established a compensation committee of the Board. The members, each of whom is an independent director under Nasdaq’s listing standards, of our Compensation Committee are Messrs. Alexander and Rosling. Mr. Alexander serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

•
reviewing and approving the compensation of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Director Nominations
We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Alexander, Rosling and Handa. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our officer, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the fiscal year ended March 31, 2018, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with.
Executive Compensation
None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to an administrative services agreement dated June 19, 2017, we pay our sponsor a fee of  $10,000 per month for providing us with office space and certain office and secretarial services. This agreement will terminate upon completion of our initial business combination or our liquidation, at which time we will cease paying these monthly fees. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors with compensation in lieu of a salary. Such individuals will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of a shareholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a current report on Form 8-K, as required by the SEC.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Company’s Board currently consists of Dr. Alexander and Mr. Rosling. None of these individuals was an officer or employee of the Company or any of its subsidiaries at any time during our fiscal year ending March 31, 2018, none has ever served as an officer of the Company or any of its subsidiaries and none has had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K of the Securities Exchange Act. No executive officer of the Company served during fiscal 2018 as a member of a compensation committee or director of another entity, one of whose executive officers serves on the Compensation Committee or as a director of the Company. None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us.
Report of the Audit Committee*
The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by the Audit Committee:
Kewal Handa
Alan Rosling
Dr. John Alexander

*
The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of any class of our outstanding ordinary shares;

•
each of our officers and directors; and

•
all our officers and directors as a group.

In the table below, percentage ownership is based on 18,530,000 ordinary shares outstanding as of the record date.
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Centripetal, LLC(2)	3,882,500	21.0%
Rajiv Shukla(2)	3,882,500	21.0%
Craig Pollak(3)	—	—
Dr. John Alexander(3)	—	—
Alan Rosling(3)	—	—
Kewal Handa(3)	—	—
All directors and executive officers as a group (seven individuals)	3,882,500	21.0%
Polar Asset Management Partners Inc.(4)	3,144,759	17.0%
Westchester Capital Management, LLC(5)	1,343,817	7.3%
Fir Tree Capital Management LP(5)	1,249,999	6.7%
HGC Investment Management Inc.(6)	988,215	5.3%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the persons and entities is Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411.

(2)
Represents shares held by our sponsor, Centripetal, LLC. The shares held by our sponsor are beneficially owned by Rajiv Shukla, our Chairman and Chief Executive Officer and the managing member of our sponsor, who has sole voting and dispositive power over the shares held by our sponsor.

(3)
Such individual does not beneficially own any of our ordinary shares. However, he has a pecuniary interest in our ordinary shares through his ownership of membership interests in our sponsor.

(4)
According to a Schedule 13G filed with the SEC on February 9, 2018 on behalf of Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company and certain managed accounts. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto Ontario M5H 2Y4, Canada.

(5)
According to a Schedule 13G filed with the SEC on February 12, 2019 on behalf of Westchester Capital Management, LLC (“WCM”), a Delaware limited liability company, and Westchester Capital Partners LLC, a Delaware limited liability company. WCM is a registered investment adviser and serves as (a) investment advisor to each of The Merger Fund, The Merger Fund VL, WCM Alternatives: Credit Event Fund, WCM Alternatives: Event-Driven Fund, and (b) is the sub-advisor to each of JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund. The funds advised by WCM directly hold the Company’s ordinary shares for the benefit of the investors in those funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of WCM. Messrs. Behren and Shannon are indirect principal owners of WCM and may control WCM. The business address of this shareholder is 100 Summit Drive, Valhalla, New York, 10595.
(6)
According to a Schedule 13G filed with the SEC on February 14, 2018 on behalf of Fir Tree Capital Management LP, a Delaware limited partnership. The business address of this shareholder is 55 West 46th Street, 29th Floor, New York, New York 10036.

(7)
According to a Schedule 13G filed with the SEC on February 1, 2018 on behalf of HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership. The business address of this shareholder is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On August 31, 2015 we issued an aggregate of 1,437,500 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On September 17, 2015, we effectuated a 2-for-1 sub-division of our ordinary shares resulting in an aggregate of 2,875,000 founder shares outstanding and held by our initial shareholders. On March 29, 2017, we effectuated a 1.5-for-1 sub-division of our ordinary shares resulting in an aggregate of 4,312,500 founder shares outstanding and held by our initial shareholders. On May 17, 2017, our sponsor surrendered and returned to us, for nil consideration, an aggregate of 718,750 founder shares, which we cancelled, leaving an aggregate of 3,593,750 founder shares outstanding.
Our initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of   (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.
Our sponsor purchased an aggregate of 425,000 private units in a private placement that occurred simultaneously with the closing of our initial public offering. Our sponsor has agreed not to transfer, assign or sell any of the shares included in the private units and the respective ordinary shares underlying the private rights and private warrants included in the private units until after the completion of our initial business combination.
An affiliate of our Chairman and Chief Executive Officer agreed, from the date that our securities are first listed on Nasdaq through the earlier of our consummation of our initial business combination and our liquidation, to make available to us office space, utilities and secretarial and administrative services, as we may require from time to time. We have agreed to pay our sponsor $10,000 per month, which funds will be used to pay for the aforementioned services. However, this arrangement is for our benefit and is not intended to provide such affiliate of our Chairman and Chief Executive Officer with compensation in lieu of salary. We believe, based on rents and fees for similar services in our local area, that the fee charged by such affiliate of our Chairman and Chief Executive Officer is at least as favorable as we could have obtained from an unaffiliated person.
Other than the $10,000 per-month administrative fee as described above and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.
In order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of  $10.00 per unit (which, for example, would result in the holders being issued 165,000 ordinary shares if   $1,500,000 of notes were so converted (including 15,000 shares upon the closing of our initial business combination in respect of 150,000 rights included in such units), as well as 150,000 warrants to purchase 75,000 shares).
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view.
We have entered into a registration rights agreement with respect to the founder shares and private units, and the securities underlying the private units.
Other Potential Conflicts
Under British Virgin Islands law, the directors owe fiduciary duties at both common law and under statute, including a statutory duty to act honestly, in good faith and with a view to the company’s best interests. When exercising powers or performing duties as a director, the director shall exercise the care, diligence and skill that a reasonable director would exercise in the circumstances taking into account, without limitation the nature of the company; the nature of the decision; and the position of the director and the nature of the responsibilities undertaken by him. In exercising the powers of a director, the directors shall exercise their powers for a proper purpose and shall not act or agree to the company acting in a manner that contravenes our memorandum and articles of association or the BVI Companies Act.
In certain limited circumstances, a shareholder has the right to seek various remedies against the company in the event the directors are in breach of their duties under the BVI Companies Act. Pursuant to Section 184B of the BVI Companies Act, if a company or director of a company engages in, or proposes to engage in or has engaged in, conduct that contravenes the provisions of the BVI Companies Act or the memorandum or articles of association of the company, the British Virgin Islands Court may, on application of a shareholder or director of the company, make an order directing the company or director to comply with, or restraining the company or director from engaging in conduct that contravenes the BVI Companies Act or the memorandum or articles of association. Furthermore, pursuant to section 184I(1) of the BVI Companies Act a shareholder of a company who considers that the affairs of the company have been, are being or likely to be, conducted in a manner that is, or any acts of the company have been, or are likely to be oppressive, unfairly discriminatory, or unfairly prejudicial to him in that capacity, may apply to the British Virgin Islands court for an order that the Court considers just and equitable which, inter alia, can require the company or any other person to pay compensation to the shareholders.
Our officers and directors may become involved with subsequent blank check companies similar to our company, but will not become involved with another publicly listed blank check company with a class of securities registered under the Exchange Act, prior to us announcing an agreement to acquire our initial business combination, or the expiration of the period for us to announce and/or complete our initial business combination. Potential investors should also be aware of the following other potential conflicts of interest:
•
None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•
In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•
Our sponsor purchased founder shares prior to and private units at the time of CNAC’s initial public offering. Our initial shareholders have agreed to waive their right to liquidating distributions with respect to its founder shares if we fail to consummate our initial business combination within the time period set forth in our memorandum and articles of association, as may be amended. However, if our initial shareholders acquire public shares, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private units will be used to fund the redemption of our public shares, and the private units, private rights and private warrants will expire worthless. Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell 50% of their founder shares until the earlier of   (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares may not be transferred, assigned or sold until one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. With certain limited exceptions, the private units will not be transferable, assignable or salable by our initial shareholders until after the completion of our initial business combination.

•
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

Subject to the foregoing fiduciary duties or contractual obligations, each of our officers and directors has agreed that until the earliest of our initial business combination, our liquidation or such time as he ceases to be an officer or director, to present to us for our consideration, prior to presentation to any other entity, investment opportunities that might be suitable for our business. However, if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has pre-existing fiduciary or contractual obligations, he or she will be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us or, in the case of a non-compete obligation, possibly prohibited from referring such opportunity to us.
In the event that we submit our initial business combination to our public shareholders for a vote, our initial shareholders have agreed to vote their founder shares and any public shares purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any public shares purchased during or after the offering in favor of our initial business combination.
Policies and Procedures for Related Person Transactions
Our Code of Ethics requires us to avoid, wherever possible, all conflicts of interest, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is fair to the Company and on the same basis as would apply if the transaction did not involve a related party. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated shareholders from a financial point of view.

SHAREHOLDER PROPOSALS
If you are a shareholder and you want to include a proposal in the proxy statement for the year 2020 annual general meeting, you need to provide it to CNAC in a reasonable time before we print and send our proxy materials for our 2020 annual general meeting. You should direct any proposals to CNAC’s secretary at CNAC’s principal office. Shareholder proposals for the 2020 annual general meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2020 annual general meeting. Under British Virgin Islands law and the Amended and Restated Memorandum and Articles of Association, the Board is only obligated to include requests for proposals or other matters of business (including nominations) to be considered at a meeting if such request is made by shareholders who are together entitled to exercise 50% or more of the voting rights in respect of the matter which is the subject of such request; otherwise, the Board has discretion as to whether or not such request should be included.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder may notify us of his or her request by calling or writing Morrow Sodali LLC, CNAC’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: CNAC.info@morrowsodali.com; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Constellation Alpha Capital Corp., Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411.
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than March 8, 2019.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
CONSTELLATION ALPHA CAPITAL CORP.
The Amended and Restated Memorandum and Articles of Association of Constellation Alpha Capital Corp. shall be amended by deleting Regulation 23.2 in its entirety and replacing it with the following:
“23.2
In the event that the Company does not consummate a Business Combination by September 23, 2019 or such earlier date as may be determined by the Board (such date or such earlier date as may be so determined, the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

CONSTELLATION ALPHA CAPITAL CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE 2019 ANNUAL GENERAL MEETING TO BE HELD ON MARCH 21, 2019
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 26, 2019, in connection with the Special Meeting in Lieu of the 2019 Annual General Meeting to be held on March 21, 2019 at 10:30 a.m., local time, at the offices of Greenberg Traurig, LLP, located at MetLife Building, 200 Park Avenue, New York, New York 10166 and hereby appoints Rajiv S. Shukla and Craig Pollak, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares, of Constellation Alpha Capital Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on March 21, 2019: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/constellationalpha/2019.
	FOR	AGAINST	ABSTAIN
Proposal 1 — The Extension Amendment
Amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from March 23, 2019 to September 23, 2019, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.	☐	☐	☐
	FOR ALL	AGAINST ALL	FOR ALL EXCEPT*
Proposal 2 — Election of Directors To re-elect two directors, Dr. John Alexander and Kewal Handa, to serve on the Company’s Board of Directors until their successors are elected and qualified.	☐	☐	☐
* Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.
FOR	AGAINST	ABSTAIN

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm
To ratify the selection by the Company’s Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.
☐	☐	☐
Dated:            2019

Shareholder’s Signature

Shareholder’s Signature
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.